SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 28, 2007

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1940 Zanker Road

San Jose, California

95112

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described in the Tender Offer Statement on Schedule TO filed by Integrated Silicon Solution, Inc., a Delaware corporation (“ISSI”), with the Securities and Exchange Commission on November 28, 2007, ISSI announced, among other things, that it plans to repurchase up to 10 million shares of its common stock through a self-tender offer at a price of $7.00 per share, for a total repurchase price of up to $70 million (the “Tender Offer”).

This report is not an offer to buy or the solicitation of an offer to sell any shares of ISSI’s common stock. The solicitation of offers to buy ISSI’s common stock and specific instructions will only be made pursuant to the Offer to Purchase and related materials to be mailed to stockholders in connection with the Tender Offer. Stockholders should read those materials carefully because they will contain important information, including the various terms and conditions of the tender offer. In addition, ISSI is also filing with the Securities and Exchange Commission (the “SEC”) on Schedule TO the Offer to Purchase, the related Letter of Transmittal and other materials related to the Tender Offer, which will be available once filed through the SEC’s internet address at http://www.sec.gov without charge. These documents also may be downloaded without charge from ISSI’s website at www.issi.com.

Riley Letter Agreement

In connection with the Tender Offer, on November 28, 2007, ISSI entered into a letter agreement (the “Riley Letter Agreement”) with Riley Investment Management, LLC, Riley Investment Partners Master Fund, L.P., Bryant R. Riley, B. Riley & Co. Retirement Trust, and B. Riley & Co., LLC, (the “Riley Parties”). Pursuant to the Letter Agreement, the parties have agreed that:

•	effective upon the closing of the Tender Offer, each of Bryant R. Riley and Melvin Keating will resign from the Board of Directors of ISSI;

•	the Riley Parties and ISSI shall enter in to a standstill agreement, as described in further detail below; and

•

upon the closing of the Tender Offer, the terms of the letter agreement among ISSI and the Riley Parties, dated August 28, 2006, as amended as of November 30, 2006 (as previously described by ISSI in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 30, 2006 and December 7, 2006, respectively), shall immediately terminate and be of no further force or effect on and after such date.

Bryant R. Riley, an affiliate of the other Riley Parties, is a member of the Board of Directors of ISSI and its Nominating Committee and Compensation Committee.

The foregoing description of the Riley Letter Agreement is qualified in its entirety by reference to the text of such agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Keating Letter Agreement

In connection with the Tender Offer and the Riley Letter Agreement, on November 28, 2007, ISSI entered into a letter agreement with Melvin Keating (the “Keating Letter Agreement”), a member of the Board of Directors of ISSI, pursuant to which Mr. Keating agreed to resign from the Board of Directors of ISSI effective upon the closing of the Tender Offer.

The foregoing description of the Keating Letter Agreement is qualified in its entirety by reference to the text of such agreement which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Riley Standstill Agreement

In connection with the Tender Offer and pursuant to the Riley Letter Agreement, on November 28, 2007, ISSI entered into a Standstill Agreement (the “Riley Standstill Agreement”) with the Riley Parties, pursuant to which the Riley Parties agreed, until the date on which proxies for the 2011 annual meeting of stockholders of ISSI are first solicited (but no later than March 31, 2011), not to, among other things:

•	acquire (or offer or agree to acquire) any material amount of assets of ISSI, or encourage any third party to do so;

•	encourage any third party that they acquire, or offer or agree to acquire, 1% or more of any voting securities of ISSI (including any such securities already held by such third party);

•

participate (or encourage any third party to participate) in any “solicitation” of “proxies” to vote (as such terms are used in the rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to the voting of any voting securities of ISSI, with respect to the foregoing or, among other things, (i) any extraordinary transaction, such as a merger, reorganization or liquidation involving ISSI, certain changes in the present structure or membership of the Board of Directors or management of ISSI or any change to any material term of the employment contract of any executive officer of ISSI, (ii) the opposition of any person nominated by ISSI’s nominating committee, or (iii) any material change in ISSI’s capital structure or business; or

•

take any action that could require ISSI to make a public announcement regarding the possibility of the foregoing or take certain other actions in connection with the foregoing, including making a public announcement or forming or participating in a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

Bryant R. Riley, an affiliate of the other Riley Parties, is a member of the Board of Directors of ISSI and its Nominating Committee and Compensation Committee.

The foregoing description of the Riley Standstill Agreement is qualified in its entirety by reference to the text of such agreement which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Miller Standstill Agreement

In connection with the Tender Offer, on November 28, 2007, ISSI entered into a Standstill Agreement (the “Miller Standstill Agreement”) with the Trust A-4 - Lloyd I. Miller, an Ohio trust, Trust C - Lloyd I. Miller, an Ohio trust, Milgrat I(OOOOO), an Ohio trust, Milgrat II(FF), an Ohio trust, Milgrat I(XXX), an Ohio trust, Milgrat I(ZZZZ), an Ohio trust, Milfam II L.P., a Georgia limited partnership and Lloyd I. Miller, III. The terms of the Miller Standstill Agreement are substantially the same as the terms of the Riley Standstill Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 above for a description of the Riley Letter Agreement and the Keating Letter Agreement, pursuant to which Bryant R. Riley and Melvin Keating have agreed on November 28, 2007 to resign from the Board of Directors of ISSI effective upon the closing of the Tender Offer.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter Agreement dated as of November 28, 2007, among Integrated Silicon Solution, Inc., Riley Investment Management, LLC, Riley Investment Partners Master Fund, L.P., Bryant R. Riley, B. Riley & Co. Retirement Trust, and B. Riley & Co., LLC,

10.2	Letter Agreement dated as of November 28, 2007, between Integrated Silicon Solution, Inc. and Melvin Keating.

10.3	Standstill Agreement dated as of November 28, 2007 among Integrated Silicon Solution, Inc., Riley Investment Management, LLC, Riley Investment Partners Master Fund, L.P., Bryant R. Riley, B. Riley & Co. Retirement Trust, and B. Riley & Co., LLC,

10.4	Standstill Agreement dated as of November 28, 2007, by and among Integrated Silicon Solution, Inc., Trust A-4 - Lloyd I. Miller, an Ohio trust, Trust C - Lloyd I. Miller, an Ohio trust, Milgrat I(OOOOO), an Ohio trust, Milgrat II(FF), an Ohio trust, Milgrat I(XXX), an Ohio trust, Milgrat I(ZZZZ), an Ohio trust, Milfam II L.P., a Georgia limited partnership and Lloyd I. Miller, III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: December 3, 2007	/s/ SCOTT D. HOWARTH
Scott D. Howarth
President and Chief Financial Officer

INDEX TO EXHIBITS

10.1	Letter Agreement dated as of November 28, 2007, among Integrated Silicon Solution, Inc., Riley Investment Management, LLC, Riley Investment Partners Master Fund, L.P., Bryant R. Riley, B. Riley & Co. Retirement Trust, and B. Riley & Co., LLC,

10.2	Letter Agreement dated as of November 28, 2007, between Integrated Silicon Solution, Inc. and Melvin Keating.

10.3	Standstill Agreement dated as of November 28, 2007 among Integrated Silicon Solution, Inc., Riley Investment Management, LLC, Riley Investment Partners Master Fund, L.P., Bryant R. Riley, B. Riley & Co. Retirement Trust, and B. Riley & Co., LLC,

10.4	Standstill Agreement dated as of November 28, 2007, by and among Integrated Silicon Solution, Inc., Trust A-4 - Lloyd I. Miller, an Ohio trust, Trust C - Lloyd I. Miller, an Ohio trust, Milgrat I(OOOOO), an Ohio trust, Milgrat II(FF), an Ohio trust, Milgrat I(XXX), an Ohio trust, Milgrat I(ZZZZ), an Ohio trust, Milfam II L.P., a Georgia limited partnership and Lloyd I. Miller, III.